CONSULTING SERVICES AGREEMENT
                          -----------------------------

Agreement made as of the 2nd day of August , 1999 by and between the following parties:

DIAMOND RACING, INC., "CLIENT", being a corporate entity, which is duly organized pursuant to the laws of the State of Florida maintaining its principal offices at:
10145  NORTHWEST  46TH  STREET  -  SUNRISE,  FLORIDA  33351;

and Green Tree Financial Group, Inc., "PROVIDER", a validly existing corporation having its principal offices at:

2901 South Palm Aire Drive
Suite #107
Pompano Beach, Florida 33069

WHEREAS, the parties mutually desire to enter into a formal business relationship, do hereby agree that the following accurately reflects their entire understanding.

IN CONSIDERATION of the covenants, terms and conditions herein stated, the undersigned parties agree as follows:

  1.   PROVIDER'S  OBLIGATIONS.
     1.1 At all times for the duration of this Agreement the PROVIDER shall use its best efforts to take CLIENT public pursuant to the regulations promulgated under the Securities Act of 1933, as amended. This will entail applying with the appropriate authorities such as the SEC, NASD/OTCBB and appropriate states in an initial or direct public offering, pursuant to the terms and conditions as negotiated in good faith directly with CLIENT.

 2. CLIENT'S OBLIGATIONS. At all times for the duration of this Agreement and on a timely basis, CLIENT shall:
     i) provide all non-confidential documentation and information, which may be required for the PROVIDER to perform the requisite services;
           ii) arrange to participate in meetings and discussions with qualified securities attorneys and or other professionals introduced by PROVIDER;
          iii) negotiate in good faith with all third party potential professionals, and aforementioned authorities used by PROVIDER;
          iv) provide all documentation to the PROVIDER that may be required to prepare the necessary federal registration statement and appropriate state "blue sky" filings so as to effectuate a proposed offering.
           v) pay all of the costs, filing, auditing and legal fees associated with the process. These costs are incorporated within the fee discussed below.



3. PROVIDER'S FEE. For its aforementioned services to CLIENT which were brought about through the efforts of the PROVIDER, the following fees shall be due and payable contemporaneously with the signing of this agreement and as part of the completion of the public offering:
     3.1: Upon the commencing of the public offering process, which was initiated by and through the efforts of the PROVIDER, the PROVIDER shall be entitled to, and shall be paid the following compensation:
          3.1-1 CASH FEE DOWN PAYMENT. A payment equal to FORTY TWO THOUSAND ($42,000) DOLLARS payable by bank or certified check in U.S. funds. An additional FORTY TWO THOUSAND ($42,000) DOLLARS shall be payable within 30 days of the date of this agreement.
3.2 CASH FEE AT COMPLETION: A remaining fee, payable by bank or certified check, equal to FORTY ONE THOUSAND ($41,000) DOLLARS of the gross $125,000 fee quote to CLIENT. CLIENT shall not disclose the payment terms to any and all persons.

 4.   MISCELLANEOUS.
     4.1    The  parties  specifically  acknowledge  that:
                a)  PROVIDER  makes no representation that it is a duly licensed
securities               broker/dealer,  investment  banking  firm  or attorney.
               b) PROVIDER is not required to provide any services that are exclusive to licensed securities broker/dealers, investment bankers or attorneys.

     4.2 NON CIRCUMVENT AGREEMENT. CLIENT agrees that all third parties introduced to it by the PROVIDER represent significant efforts and working relationships that are unique to, and part of, the work product of the PROVIDER. Therefore, without the prior specific written consent of the PROVIDER, CLIENT agrees to refrain from conducting direct or indirect business dealings of any kind, with any third party so introduced by PROVIDER, for a period of three years from the initial introductions made. In the event of a violation of this provision, PROVIDER shall be entitled to obtain, on an Ex Parte application, appropriate injunctive relief, from any court of competent jurisdiction, together with and including all remedies available at law. This provision shall survive the remaining obligations and performance due hereunder.

     4.3   EXCLUSIVE  AGREEMENT.   This  Agreement  supersedes any and all prior
oral or written agreements, which provided for PROVIDER'S performance in behalf of CLIENT.

     4.4 GUARANTEE OF PERFORMANCE. Diamond Racing, Inc., by authorization of its board of directors, does hereby execute this Agreement in the capacity of joint and several guarantor of the performance by Diamond Racing, Inc. of all of its duties, obligations and responsibilities as hereinabove stated.

     4.5 ASSIGNABILITY AND UNENFORCEABILITY. This Agreement or the rights, duties and or obligations hereunder may not be assigned by either party without the express written consent of the other. The unenforceability of any one or more provisions hereof shall not invalidate any of the other provisions. This Agreement shall remain valid until written notice to the contrary is provided by one party to the other.

     4.6   COUNTERPARTS  AND  FACSIMILE  SIGNATURES.   This  Agreement  may  be
executed in one or more counterparts, each of which shall represent a binding obligation upon the executing party respectively. The facsimile signature of either or both parties shall constitute original signatures for the purposes of this Agreement and shall be as binding upon the parties as such.

     4.7 CAPTIONS. The paragraph captions are for descriptive purposes only and shall have no effect with regard to the content or the validity of the content thereof.

     4.8 CONTROLLING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


ATTEST:                              __________________________

__________________________           BY:      PIERRE ELLIOTT
                                               --------------



                                     _____________________________

ATTEST:

__________________________           BY:      LISA ELLIOTT





ATTEST:                              __________________________

__________________________           BY:      R. CHRIS COTTONE, VICE

PRESIDENT                            GREEN TREE FINANCIAL GROUP, INC




SUPPLEMENTAL AGREEMENT FOR SERVICES

[GREENTREE FINANCIAL GROUP, INC. LETTERHEAD]

              555 S. POWERLINE ROAD - POMPANO BEACH, FLORIDA 33069
                       (954) 975-9601 * (954) 979-6695 FAX
January 15, 2002

Pierre Elliott
Diamond Powersports, Inc.
10145 Northwest 46th Street
Sunrise, Florida 33351

Re: Agreement for Non-IPO services

Dear Mr. Elliott:

As you requested, the following summarizes the services (not related to your initial public offering) we have (or will) perform for common stock in Diamond Powersports, Inc. We ask that you confirm or amend this understanding. We will perform the following services for Diamond Powersports, Inc. ("Client"):

1.     Prepared registration documents with Florida Atlantic Stock Transfer
       Agent.
2. Assist in working with independent Certified Public Accountant in financial audit through fiscal year 2002.
3.     Prepared original Private Placement Memorandum and one revision.
4.     Prepared corporate subscription agreements.
5.     Prepared individual subscription agreements.
6.     Prepared Form D and filed with the Securities and Exchange Commission.
7.     Prepared business plan and developed corporate Internet strategy.
8.     Located and arranged for investor relations firms.
9.     Mergers and acquisitions consulting.
10. Reviewed financial and tax information on two prospective acquisition candidates.
11. Prepared IRS and state tax forms consisting of 1120-S's, 1040's, DR601C's.
12.    Reviewed quarterly Forms 941 and UCT-6's.
13.    Quick Books consultations.
14.    Submitted list of fulfillment houses.
15.    Negotiated with advertising agency for 144 stock exchanges.
16.    Located and negotiated with web site developers.
17. Discussions and attended numerous meetings with John Shelton and Irving Rill on corporate expansion strategy.
18.    Reviewed amended articles of incorporation.
19.    Prepared unaudited financial statements for 9/30/99 and 9/30/98.
20.    Assist product media package with Lynn Perlmutter in Miami.
21. Prepare first three 10-QSB reports and first 10-KSB report and file with the Securities and Exchange Commission.
22. EDGARize all document relating to the Client's registration statement and the reports in No. 26

The fees for these services shall be 400,000 shares of the Company's common stock registered in the Company's first SB-2 registration statement. Client agrees to be responsible for transferring title of the necessary common shares for Provider surrounding this transaction. The shares shall be payable in the following schedule:
-     200,000  due  at  the  commencing  of  the  engagement
- 100,000 due upon effectiveness as a reporting company under the Securities Exchange Act of 1934, and
-     100,000 due by December 31, 2003

We believe this accurately describes the services to be provided for Diamond Powersports, Inc. If this is in accordance with your understanding, please sign the enclosed copy and return it to me. As always, please let us know if you have any questions.

Sincerely,


____________________
R. Chris Cottone, CPA


Reviewed and Agreed:


____________________
Pierre Elliott, President